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EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                        PURSUANT TO 18U.S.C. SECTION 1350

In connection with the Quarterly Report of Ace Marketing & Promotions, Inc. (the "Company") on Form 10-Q/A for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sean McDonnell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                /S/ SEAN MCDONNELL
                                                --------------------------------
                                                SEAN MCDONNELL
                                                CHIEF FINANCIAL OFFICER
                                                AUGUST 18, 2008